EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report of Workstream Inc. (the “Company”) on Form 10-K for the period ended May 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Steve Purello, Chief Executive Officer of the Company, and Michael Mullarkey, Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to their respective knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE:	September 14, 2009	By:	/s/ Steve Purello
Steve Purello President and Chief Executive Officer (Principal Executive Officer)

DATE:	September 14, 2009	By:	/s/ Michael Mullarkey
Michael Mullarkey Acting Chief Financial Officer (Principal Financial Officer)